UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2016

Date of Report (Date of earliest event reported)

DATA BACKUP SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-199193	47-0978297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12A Greenhill Street Dept. 106 Stratford Upon Avon Warwickshire, UK	CV37 6LF
(Address of principal executive offices)	(Zip Code)

44 20 8050 2379

Registrant’s telephone number, including area code

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 1, 2016, Data Backup Solutions, Inc. (the “Company”) appointed Mr. James Holland as Chief Technology Officer of the Company, in addition to Mr. Holland’s current position as Chief Operating Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA BACKUP SOLUTIONS, INC.

DATE: December 19, 2016	By:	/s/ Zhi De Liao
	Name:	Zhi De Liao
	Title:	Chief Executive Officer

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